ASSETS HELD-FOR-SALE AND LIABILITIES HELD-FOR-SALE (Tables)	12 Months Ended
Dec. 31, 2019
ASSETS HELD-FOR-SALE AND LIABILITIES HELD-FOR-SALE
Summary of assets and liabilities held for sale

	December 31, 2019	December 31, 2019
	RMB	US$
		(Note 3)
Assets classified as held-for-sale
Cash and cash equivalents	43,027,475	6,180,510
Prepayments and other current assets	5,162,857	741,598
Property, equipment and software, net	14,051,044	2,018,306
Land use rights, net	61,148,974	8,783,501
Total assets classified as held-for-sale	123,390,350	17,723,915

Liabilities directly associated with assets held-for-sale
Accounts payable	50,000	7,182
Other taxes payable	1,585,095	227,685
Other payables and accruals	46,800	6,722
Interest payable	11,384,841	1,635,330
Long-term borrowing due within one year	31,624,560	4,542,584
Total liabilities directly associated with assets held-for-sale	44,691,296	6,419,503